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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 3, 2006


                                IBT BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                                    MICHIGAN
                 (State or other jurisdiction of incorporation)


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
        0-18415                                     38-2830092
 (Commission File Number)                (IRS Employer Identification No.)
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
        200 East Broadway, Mt. Pleasant, Michigan            48858
        (Address of principal executive offices)           (Zip Code)
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       Registrant's telephone number, including area code: (989) 772-9471

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On October 3, 2006, in connection with the merger of The Farwell State Savings Bank ("FSSB") with and into Farmers State Bank of Breckenridge ("Farmers"), Thomas Kedrowski was appointed Vice President of FSB Bank (the resulting entity of the merger of FSSB and Farmers). In connection with his appointment, Mr. Kedrowski entered into an Employment Agreement with FSB Bank. The initial term of Mr. Kedrowski's Employment Agreement will be for two (2) years, unless extended or terminated earlier, by mutual written consent of Mr. Kedrowski and FSB Bank.

      In consideration for his services to FSB Bank, Mr. Kedrowski will receive an annual salary of $104,000. He will be eligible to participate in the Executive Supplemental Income Plan and all insurance and benefit plans and programs which FSB Bank may provide from time to time for its officers.

      Mr. Kedrowski's employment may be terminated for "cause" by FSSB Bank. "Cause" is defined in the Employment Agreement. The employment relationship may also be terminated by the mutual consent of FSB Bank and Mr. Kedrowski, or by the voluntary resignation of Mr. Kedrowski.

      Mr. Kedrowski has agreed that, during the term of his employment and for two (2) years following the termination of his employment, he will not compete with FSB Bank, its affiliates or IBT Bancorp, Inc. ("IBT") within the Michigan counties of Gratiot, Montcalm, Isabella, Midland, Mecosta, Osceola, Clare and Gladwin. He has also agreed not to solicit for employment (other than on behalf of FSB Bank) any employee or other person who is currently an employee of FSB Bank or IBT.

      The foregoing description of Mr. Kedrowski's Employment Agreement is qualified in its entirety by reference to the complete text of the Employment Agreement, a copy of which has been filed (by incorporation) as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      On October 3, 2006, FSSB merged with and into Farmers, a wholly-owned subsidiary of IBT, pursuant to the Amended and Restated Agreement and Plan of Merger dated May 2, 2006 by and between FSSB, Farmers and IBT (the "Merger Agreement").

      Under the terms of the Merger Agreement, each share of FSSB common stock has been automatically converted into the right to receive 3.0382 shares of IBT common stock and $29.00 in cash. IBT will issue an aggregate of 797,475 shares of IBT common stock valued at $30,447,596 and pay a total of $7,612,000 in cash to FSSB shareholders, resulting in total consideration of $38,059,596.

      On October 5, 2006, IBT issued a press release announcing the completion of the merger. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated into this Item 2.01 by reference.

      The foregoing description of the merger is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which has been filed (by incorporation) as Exhibit 2.1 to this Current Report on Form 8-K and incorporated into this Item 2.01 by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired.

      The audited financial statements required to be furnished under this Item 9.01(a) are not included in this Current Report on Form 8-K. Such financial information will be furnished by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

      The unaudited interim financial information required to be furnished under this Item 9.01(a) is not included in this Current Report on Form 8-K. Such interim financial information will be furnished by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

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(b) Pro forma financial information.

      The pro forma financial information required to be furnished under this
Item 9.01(b) is not included in this Current Report on Form 8-K. The pro forma financial information will be furnished by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) The following exhibits are included with this Report:

      2.1 Amended and Restated Agreement and Plan of Merger, dated May 2, 2006, among Farmers State Bank of Breckenridge, The Farwell State Savings Bank and IBT Bancorp, Inc. (incorporated by reference to
            Exhibit 2.1 to IBT Bancorp, Inc.'s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 5, 2006).

      10.1 Employment Agreement dated October 3, 2006, between FSB Bank and Thomas Kedrowski (incorporated by reference to Exhibit 2.1 to IBT Bancorp, Inc.'s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 5, 2006).

      99.1  Press Release of IBT Bancorp, Inc. dated October 5, 2006.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 6, 2006                IBT BANCORP, INC.

                                       By: /s/ Dennis P. Angner
                                           -------------------------------------
                                           Dennis P. Angner, President and Chief
                                           Executive Officer


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EXHIBIT INDEX

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Exhibit Number   Description

Exhibit 2.1      Amended and Restated Agreement and Plan of Merger, dated May 2, 2006 (incorporated by reference to Exhibit 2.1 to IBT Bancorp, Inc.'s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 5, 2006).

Exhibit 10.1     Employment Agreement dated October 3, 2006 (incorporated by reference to Exhibit 2.1 to IBT Bancorp, Inc.'s Current Report on Form 8-K filed with the Securities and
                 Exchange Commission on May 5, 2006).

Exhibit 99.1     Press Release of IBT Bancorp, Inc. dated October 5, 2006.
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